Registration No. 333-_____

    As filed with the Securities and Exchange Commission on December 30, 1998
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------

                             OBJECTSOFT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                      Delaware                             22-3091075
           (State or Other Jurisdiction of              (I.R.S. Employer
           Incorporation or Organization)               Identification No.)

Continental Plaza III, 433 Hackensack Avenue
           Hackensack, New Jersey                                   07601
  (Address of Principal Executive Offices)                       (Zip Code)


                             1996 STOCK OPTION PLAN
                            (Full Title of the Plan)

                                David E.Y. Sarna
                             ObjectSoft Corporation
                  Continental Plaza III, 433 Hackensack Avenue
                          Hackensack, New Jersey 07601
                     (Name and Address of Agent for Service)

                                 (201) 343-2100
          (Telephone Number, Including Area Code, of Agent for Service)

                                 With a copy to:

                              Melvin Weinberg, Esq.
                       Parker Chapin Flattau & Klimpl, LLP
                           1211 Avenue of the Americas
                               New York, NY 10036
                                 (212) 704-6000

Approximate date of commencement of proposed sale to public: From time to time after the effective date of this registration statement.

                         CALCULATION OF REGISTRATION FEE
===================================================================================================================

                                                Proposed Maximum
    Title of Securities         Amount to        Offering Price         Proposed Maximum           Amount of
      to be Registered        be Registered        per Share        Aggregate Offering Price    Registration Fee
-------------------------------------------------------------------------------------------------------------------
Common Stock, par value
$.0001 per share............750,000 shares (2)   $0.765625 (1)            $574,218.75             $159.64
===================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h); based on the average ($.765625) of the high ($0.875) and low ($0.65625) prices on the Nasdaq SmallCap Market on December 23, 1998.
(2) Represents 750,000 shares of common stock, of the registrant, par value $0.0001 per share, available under the Registrant's 1996 Stock Option Plan, as amended (the "Plan"). Pursuant to Rule 416(b), there shall also be deemed covered hereby all additional securities resulting from anti-dilution adjustments under the Plan.
--------------------------------------------------------------------------------

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

         The following documents heretofore filed by the registrant with the Securities and Exchange Commission (File No. 1-10751) pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "1934 Act") are incorporated herein by reference:

         (a) The registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, as amended.

         (b) The registrant's Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998.

         (c) The description of the registrant's Common Stock contained in the registrant's Registration Statement on Form 8-A filed on October 16, 1996, including any amendment or report filed for the purpose of updating such descriptions.

         All documents subsequently filed by the Company or the Plan pursuant to
Section 13(a), 13(c), 14 or 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

Item 4.  Description of Securities

         Not applicable.

Item 5.  Interests of Named Experts and Counsel

         Not applicable.

Item 6.  Indemnification of Directors and Officers

         Section 145 ("Section 145") of the General Corporation Law of the State of Delaware ("DGCL") provides, in general, that a corporation incorporated under the laws of the State of Delaware, such as the registrant, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or any other court in which such action was brought determines such person is fairly and reasonably entitled to indemnity for such expenses.

          The Ninth Article of the Company's Certificate of Incorporation, as amended, provides that the Company shall indemnify all persons whom the Company shall have power to indemnify under Section 145 to the fullest extent permitted by such Section. In addition, Article Eight of the Company's Certificate of Incorporation provides, in general, that no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (which provides that, under certain circumstances, directors may be jointly and severally liable for willful or negligent violations of the DGCL provisions regarding the payment of dividends or stock repurchases or redemptions), or (iv) for any transaction from which the director derived an improper personal benefit.

Item 7.  Exemption from Registration Claimed

         Not applicable.

Item 8.  Exhibits

Exhibit
Number            Description
-------           -----------

   4.1            Certificate  of Incorporation of  the Company. Incorporated by
                  reference  to  Exhibit 3.1(a)  to  the  Company's Registration
                  Statement on Form SB-2 (File No. 333-10519).
   4.2            Form  of  Amendment to  Certificate of  Incorporation  of  the
                  Company,  filed with the Secretary of State of Delaware.
                  Incorporated by reference to Exhibit 3.1(b) to  the  Company's
                  Amendment  No. 1 to the Registration  Statement  on  Form SB-2
                  (File No.  333-10519)
   4.3  (1)       Certificate  of  Designation of Series C Convertible Preferred
                  Stock.
   4.4            Amended and Restated Bylaws of the Company. Incorporated by
                  reference to Exhibit 3.2(b) to the Company's Amendment No. 1
                  Registration Statement on Form SB-2 (File No. 333-10519)
   5.1  (1)       Opinion  of  Parker  Chapin  Flattau  &  Klimpl, LLP as to the
                  legality of the Common Stock being offered, and consent.
   23.1 (1)       Consent  of  Parker  Chapin  Flattau & Klimpl, LLP ( included in Exhibit 5.1 hereto).
   23.2 (1)       Consent of Richard A. Eisner & Company LLP.
   24.1           Power of Attorney (See page 5 of this Registration Statement).
   99.1           Registrant's 1996 Stock Option Plan, as amended. Incorporated by reference to Exhibit 10.3 (b) to the
                  Company's Post Effective Amendment No. 2  to Registration
                  Statement on Form SB-2 (File No. 333-10519).

---------------------------------------

    (1)          Filed herewith

Item 9.  Undertakings

         (A) The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

-----------

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hackensack, New Jersey, on this 30th day of December , 1998.

                                            OBJECTSOFT CORPORATION

                                            By:  /s/ David E. Y. Sarna
                                                --------------------------------
                                                David E. Y. Sarna, Chairman



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David E. Y. Sarna his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                Signature                            Title                               Date
                ---------                            -----                               ----

         /s/ David E. Y. Sarna              Chairman of the Board of Directors      December 30, 1998
         ------------------------------     and Secretary (Co-Principal Executive
         David E. Y. Sarna                  Officer and Principal Financial Officer)



         /s/ George J. Febish               President, Treasurer and Director       December 30, 1998
         ------------------------------     (Co-Principal Executive Officer and
         George J. Febish                   Principal Accounting Officer)

         /s/ Daniel E. Ryan                 Director                                December 30, 1998
         ------------------------------
         Daniel E. Ryan


                                 EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

   4.1            Certificate  of Incorporation of  the Company. Incorporated by
                  reference  to  Exhibit 3.1(a)  to  the  Company's Registration
                  Statement on Form SB-2 (File No. 333-10519).
   4.2            Form  of  Amendment to  Certificate of  Incorporation  of  the
                  Company,  filed with the Secretary of State of Delaware.
                  Incorporated by reference to Exhibit 3.1(b) to  the  Company's
                  Amendment  No. 1 to the Registration  Statement  on  Form SB-2
                  (File No.  333-10519)
   4.3  (1)       Certificate  of  Designation of Series C Convertible Preferred
                  Stock.
   4.4            Amended and Restated Bylaws of the Company. Incorporated by
                  reference to Exhibit 3.2(b) to the Company's Amendment No. 1
                  Registration Statement on Form SB-2 (File No. 333-10519)
   5.1  (1)       Opinion  of  Parker  Chapin  Flattau  &  Klimpl, LLP as to the
                  legality of the Common Stock being offered, and consent.
   23.1 (1)       Consent  of  Parker  Chapin  Flattau & Klimpl, LLP ( included in Exhibit 5.1 hereto).
   23.2 (1)       Consent of Richard A. Eisner & Company LLP.
   24.1           Power of Attorney (See page 5 of this Registration Statement).
   99.1           Registrant's 1996 Stock Option Plan, as amended. Incorporated by reference to Exhibit 10.3 (b) to the
                  Company's Post Effective Amendment No. 2  to Registration
                  Statement on Form SB-2 (File No. 333-10519).

---------------------------------------

    (1)          Filed herewith